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                                                                      EXHIBIT 23

                         Consent of Independent Auditors




We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-3448) pertaining to the 1995 Stock Option Plan of Tarrant Apparel Group our report dated February 18, 1997, with respect to the consolidated financial statements and schedules of Tarrant Apparel Group included in the Annual Report (Form 10-K) for the year ended December 31, 1996.



                                               ERNST & YOUNG LLP



Los Angeles, California
February 28, 1997